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Compaq Financial Services                                          Exhibit 10.64

      [COMPAQ LOGO]

                                                  Master Agreement Number 100697
                                                      APA Number 1Q01 100697

                            ADVANCE PRICING AGREEMENT

         Compaq FINANCIAL SERVICES CORPORATION ("LESSOR") and APPLIED THEORY CORPORATION (LESSEE') are parties to the Master Lease and Financing Agreement identified by the Master Agreement Number specified above (the Master Agreement'). This Advance Pricing Agreement (which shall be identified by the APA Number specified above) is being entered into by Lessor and Lessee for the purpose specified in Section 2.B of the Master Agreement and supersedes any Advancing Pricing Agreement previously entered into by Lessor and Lessee pursuant thereto with respect to Leases and Financing commencing during the Commitment Period specified in Section 1 below. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Advance Pricing Agreement. All capitalized terms used in this Advance Pricing Agreement without definition have the meanings ascribed to them in the Master Agreement.

1. COMMITMENT PERIOD. Lessee may enter into Leases and Financing with Lessor pursuant to either Section 2.A of the Master Agreement or Section 2.B of the Master Agreement and this Advance Pricing Agreement during the period beginning on January 1, 2001 and ending on March 3l, 2001 (the "Commitment Period").

2. AMOUNT AVAILABLE. The aggregate Total Cost of Equipment to be subject to such Leases and Financed Items to be subject to such Financing shall not exceed $5.633, 000.00 ("Amount Available") without Lessor's consent, which consent shall be evidenced either by a writing executed by Lessor or by Lessor's funding during the Commitment Period of Leases. Financing, or both in an aggregate amount exceeding such Amount Available.

3. CONSOLIDATION PERIOD. All Leases and Financing commencing during each calendar month or portion thereof ending during the Commitment Period (a "Consolidation Period") shall be consolidated into a single Consolidating
Schedule in accordance with Section 2.B (d) of the Master Agreement.

4. LEASES. Set forth below is a description of the type(s) of Equipment that may be leased pursuant to this Advance Pricing Agreement, the times at which Rent is payable and the length of the Initial Term of each Lease that is commenced pursuant hereto, and the Lease rate factor to be multiplied by the Total Cost of the Equipment subject to each such Lease to determine the periodic Rent payable with respect thereto:

A.    EQUIPMENT TYPE I:

      (i)   Description of Equipment: Compaq Laptops

      (ii)  Rent is payable:     [x] in advance      [ ] in arrears (check one)
                                 [x] monthly         [ ] quarterly (check one)

      (iii) Initial Term: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).

      (iv)  Lease rate factor: .04314

      EQUIPMENT TYPE I:

      (i)   Description of Equipment: Compaq Desktops

      (ii)  Rent is payable:     [x] in advance      [ ] in arrears (check one)
                                 [x] monthly         [ ] quarterly (check one)

      (iii) Initial Term: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).

      (iv)  Lease rate factor: .04314


         With respect to each Lease that is commenced pursuant to this Advance Pricing Agreement, Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in advance, or (b) on the last day of each calendar month or quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in arrears, the Rent payment calculated as set forth above in this Section 4 for the length of the Initial Term of such Lease. The First Payment Date shall he the first day (if Rent is payable in advance) or the last day (if Rest is payable in arrears) of the month or quarter (as applicable) immediately following the end of the Consolidation Period in which the Acceptance Date occurs. In addition, on the First Payment Date lessee shall also pay Lessor with respect to each such Lease an amount equal to the Daily Rent multiplied by either (i) 15 days if the Consolidation Period is monthly or (ii) 45 days if the Consolidation Period is quarterly.


5 FINANCING, Set forth below IS a description of the types of Financed Items that may be financed pursuant to this Advance Pricing Agreement, the times at which Rent is payable and the length of the Term of each Financing that is commenced pursuant hereto, and the Financing rate factor to be multiplied by the Total Cost of the Financed Items subject to each such Financing to determine the periodic Rent payable with respect thereto:

         A.  FINANCED ITEM TYPE I:

             (i)    Description of Financed Item: Soft Costs
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             (ii)   Rent is payable:  [x] in advance  [ ] in arrears (check one)

                                      [x] monthly     [ ] quarterly (check one)

             (iii) Initial Term: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).

             (iv)   Lease rate factor: ..05050

         B,  FINANCED ITEM TYPE I:

             (i)    Description of Financed Item: Soft Costs

             (ii)   Rent is payable:  [x] in advance  [ ] in arrears (check one)

                                      [x] monthly     [ ] quarterly (check one)

             (iii) Initial Term: 36 Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).

             (iv)   Lease rate factor: .03703

         With respect to each Financing commenced pursuant to this Advance Pricing Agreement, Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in advance, or (b) on the last day of each calendar month or quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in arrears, the Rent payment calculated as set forth above in this Section 5 for the length of the Term of such Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the end of she Consolidation Period in which the Acceptance Date occurs. In addition, on the First Payment Date Lessee shall also pay Lessor with respect to each such Lease an amount equal to the Daily Rent multiplied by the number of days from and including the Acceptance Date up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs.

6.       ADDITIONAL PROVISIONS:

         IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS ADVANCE PRICING AGREEMENT ON THE DATES SPECIFED BELOW.

         LESSEE:                           LESSOR:
         APPLIEDTHEORY CORPORATION         COMPAQ FINANCIAL SERVICES CORPORATION

         BY: /S/ ANGELO GENCARELLI III     BY: /S/ ILLEGIBLE
         ------------------------------    -------------------------------------
         NAME AND TITLE

         ANGELO GENCARELLI                 NAME AND TITLE

         III CFO


         DATE JANUARY 02, 2001             DATE


                                      Date